UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2017

STRAIGHT PATH COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-36015	46-2457757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 Hickory Park Drive, Suite 218 Glen Allen, Virginia	23059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 433-1522

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

On July 5, 2017, plaintiff JDS1, LLC, on behalf of itself and all other similarly situated stockholders of Straight Path Communications Inc. (the “Registrant”), and derivatively on behalf of the Registrant as nominal defendant, filed a putative class action and derivative complaint in the Delaware Chancery Court against IDT Corporation, The Patrick Henry Trust (the “Trust”), Howard Jonas, and each of the Registrant’s directors, Davidi Jonas, K. Chris Todd, William F. Weld and Fred Zeidman as defendants, and the Registrant as a nominal defendant.

The complaint alleges that (i) the Registrant’s directors, and Howard Jonas and the Trust in their capacity as controlling stockholder, breached their fiduciary duties to the Registrant by approving and entering into a binding term sheet settling the Registrant’s potential indemnification claim against IDT Corporation in connection with the payments the Registrant made and is required to make pursuant to the Consent Decree with the Federal Communications Commission (“FCC”), as well as the proposed sale of the assets of the Registrant’s subsidiary Straight Path IP Group, Inc. (“IP Group”) to IDT Corporation in connection with that settlement; and (ii) IDT Corporation aided and abetted the breaches of fiduciary duty. The settlement with IDT Corporation was initially disclosed by the Registrant on a Form 8-K filed on April 10, 2017.

The plaintiff is seeking, among other things, a declaration (i) providing that the action may be maintained as a class action or in the alternative, that demand on the Registrant’s board of directors would be futile and is excused and that the term sheet is invalid; (ii) awarding damages for the allegedly unfair price stockholders are receiving in the pending merger between the Registrant and Verizon Communications, Inc. for their shares of the Registrant’s Class B common stock; and (iii) ordering Howard Jonas, Davidi Jonas and IDT to disgorge any profits for the benefit of the class Plaintiffs. The plaintiff is not seeking to enjoin the pending merger.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAIGHT PATH COMMUNICATIONS INC.

By:	/s/ Jonathan Rand
Name: Jonathan Rand
Title: Chief Financial Officer

Dated: July 7, 2017

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